EQ ADVISORS TRUSTSM

EQ/Core Bond Index Portfolio

EQ/Intermediate Government Bond Portfolio

Multimanager Core Bond Portfolio

SUPPLEMENT DATED MARCH 6, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (the “Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in connection with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1345 Avenue of the Americas, New York, New York 10105, or you can view, print, and download the documents at the Trust’s website at https://equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding certain proposed changes with respect to the EQ/Core Bond Index Portfolio, EQ/Intermediate Government Bond Portfolio, and Multimanager Core Bond Portfolio (each, a “Portfolio” and together, the “Portfolios”). As discussed below, certain of the proposed changes are subject to shareholder approval.

At a meeting held on March 4-5, 2026, the Trust’s Board of Trustees (the “Board”) considered and unanimously approved certain proposed changes with respect to each Portfolio, including: (i) the termination of SSGA Funds Management, Inc. (“SSGA FM”) as a sub-adviser to each Portfolio (or an allocated portion thereof); (ii) the appointment of AllianceBernstein L.P. (“AllianceBernstein”) as a sub-adviser to each Portfolio (or an allocated portion thereof); (iii) a new Investment Sub-Advisory Agreement between Equitable Investment Management Group, LLC (“EIM”), the Portfolios’ investment adviser, and AllianceBernstein with respect to each Portfolio; and (iv) an amendment to the Expense Limitation Agreement among EIM, Equitable Investment Management, LLC, and the Trust with respect to each Portfolio to reduce a Portfolio’s contractual expense limit effective May 1, 2027, contingent on shareholder approval of the new Investment Sub-Advisory Agreement between EIM and AllianceBernstein with respect to that Portfolio. AllianceBernstein is an affiliate of EIM.

The proposed new Investment Sub-Advisory Agreement between EIM and AllianceBernstein with respect to each Portfolio is subject to approval by the shareholders of that Portfolio. A joint special meeting of the shareholders of the Portfolios is anticipated to be held on or about June 2, 2026, to vote on the new Investment Sub-Advisory Agreement. If a Portfolio’s shareholders approve the new Investment Sub-Advisory Agreement, AllianceBernstein would replace SSGA FM as a sub-adviser to the Portfolio, and AllianceBernstein, rather than SSGA FM, would provide the day-to-day implementation of an investment program for all, or a portion, of the assets of the Portfolio, as well as certain related administrative functions, consistent with the Portfolio’s objectives and strategies.

If a Portfolio’s shareholders approve the new Investment Sub-Advisory Agreement, it is anticipated that the termination of SSGA FM, and the appointment of AllianceBernstein, as a sub-adviser to that Portfolio (or an allocated portion thereof) and the new Investment Sub-Advisory Agreement would become effective with respect to that Portfolio on or about June 29, 2026. In addition, if a Portfolio’s shareholders approve the new Investment Sub-Advisory Agreement, the Adviser will implement the reduced expense limits with respect to that Portfolio on a voluntary basis effective upon the appointment of AllianceBernstein, and the reduced expense limits would become contractual effective May 1, 2027.

Additional information regarding the proposed changes, and the factors the Board considered in deciding to approve the proposed changes, will be sent to shareholders of each Portfolio as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.